                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this registration Statement of Range Resources Corporation on Form S-8 of our report dated February 17, 1998 on the consolidated financial statements of Domain Energy Corporation for the year ended December 31, 1997 and incorporated by reference in Range's current Report on Form 8-K dated September 9, 1998



                                                       /s/ Deloitte & Touche LLP
                                                       -------------------------


DELOITTE & TOUCHE LLP
December 24, 1998